SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 17, 2009

AMERICAN COMMUNITY PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation)	1-14369 (Commission File Number)	52-2058165 (I.R.S. Employer Identification No.)

222 Smallwood Village Center
St. Charles, Maryland 20602
(Address of principal executive offices)(Zip Code)

(301) 843-8600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Item 4.01	Matters Related to Accountants and Financial Statements Change in Registrant’s Certifying Accountant

(a) On April 17, 2009, American Community Properties Trust (“ACPT” or the “Company) advised Ernst & Young LLP (“E&Y”) that it was being dismissed as the Company’s independent registered public accounting firm. The decision to dismiss E&Y was considered and approved by the Audit Committee of the Company’s Board of Trustees on April 17, 2009.  E&Y’s reports on ACPT’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2008 and 2007, and through the interim period ended April 17, 2009, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreements in connection with their report on the Registrant's consolidated financial statements; in addition, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K. ACPT has complied with Item 304(a)(3) of Regulation S-K.   The Company has requested E&Y  to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 20, 2009 is filed as Exhibit 16.1 to this Form 8-K.  The Company has authorized EY to respond to inquires of the Company’s successor auditor.

(b) On April 17, 2009, ACPT appointed Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2009.  Neither the Company nor anyone on its behalf has consulted with GT during the last two fiscal years ended December 31, 2008 and 2007, or during any subsequent interim period preceding the date hereof, regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on ACPT’s consolidated financial statements; and as such, no written report or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) or any matter that was either the subject of a disagreement or a reportable event, as there were none.

Item 9.01.   Financial Statements and Exhibits.

d)	Exhibits
	16.1	Letter of Ernst & Young LLP, dated April 20, 2009, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY PROPERTIES TRUST
(Registrant)

Dated: April 20, 2009	By: /s/ Matthew M. Martin
Matthew M. Martin Chief Financial Officer